New Perspective Fund, Inc.
              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $309,894
------------------ --------------------------------
------------------ --------------------------------
Class B            $4,004
------------------ --------------------------------
------------------ --------------------------------
Class C            $3,023
------------------ --------------------------------
------------------ --------------------------------
Class F            $6,594
------------------ --------------------------------
------------------ --------------------------------
Total              $323,515
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,906
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $142
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $216
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $130
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $35
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $33
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,007
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $3,656
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $3,571
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $14,428
------------------ --------------------------------
------------------ --------------------------------
Total              $26,124
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2570
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0795
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0813
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2500
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2523
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0587
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0665
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1844
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2442
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0955
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1141
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2055
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2778
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3225
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,213,291
------------------ ----------------------------------
------------------ ----------------------------------
Class B            51,305
------------------ ----------------------------------
------------------ ----------------------------------
Class C            39,612
------------------ ----------------------------------
------------------ ----------------------------------
Class F            27,129
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,331,337
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        12,959
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,597
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        3,639
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        797
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        162
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          425
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          10,209
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          20,205
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          14,925
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          48,432
------------------ ----------------------------------
------------------ ----------------------------------
Total              114,350
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $27.11
----------------------- -------------------------
----------------------- -------------------------
Class B                 $26.74
----------------------- -------------------------
----------------------- -------------------------
Class C                 $26.63
----------------------- -------------------------
----------------------- -------------------------
Class F                 $27.04
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $27.01
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $26.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $26.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $26.89
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $26.98
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $26.69
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $26.71
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $26.86
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $26.97
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $27.12
----------------------- -------------------------